Supplemental Information 2nd Quarter 2021 Exhibit 99.2

2 COVID-19 Financial Impact 3 Overview 4 Segment Overview 7 Senior Housing 8 G&A Expense 13 Capital Expenditures 14 Cash Facility Lease Payments 15 Capital Structure 16 Definitions 17 Appendices: Summary Financial Impact: COVID-19 20 Non-GAAP Financial Measures 23 Table of Contents

3 COVID-19 Financial Impact 2Q 2021 ($ in 000s) Full Year 2020 Consolidated Total 1Q 2021 Consolidated Total Independent Living Assisted Living and Memory Care CCRCs Health Care Services 2Q 2021 Consolidated Total YTD 2021 Consolidated Total Estimated lost resident fee revenue $ 281,100 $ 117,500 $ 17,700 $ 55,300 $ 8,800 $ 27,700 $ 109,500 $ 227,000 Other operating income 115,749 10,735 111 629 46 522 1,308 12,043 Facility operating expense 125,534 27,337 1,449 6,058 1,442 792 9,741 37,078 The COVID-19 pandemic adversely impacted the Company's occupancy and resident fee revenue during 2020 and 2021 and resulted in incremental direct costs to respond to the pandemic, including costs for: acquisition of additional personal protective equipment ("PPE"), medical equipment, and cleaning and disposable food service supplies; enhanced cleaning and environmental sanitation; increased employee- related costs, including labor, workers compensation, and health plan expense; increased expense for general liability claims; and COVID-19 testing of residents and associates where not otherwise covered by government payor or third-party insurance sources. On a cumulative basis, the Company has incurred $162.6 million of pandemic-related expenses, of which 39% related to employee-related costs, 36% related to PPE and medical supplies, and 25% related to cleaning and other costs. During the first and second quarter of 2021 the Company recognized $9.0 million and $0.9 million, respectively, of other operating income for employee retention credits available under the Coronavirus Aid, Relief, and Economic Security Act of 2020 (“CARES Act”) for wages paid from March 12, 2020 through December 31, 2020. Additionally, the Company recognized $1.7 million and $0.4 million of government grants in other operating income for the first and second quarter of 2021, respectively. During the second quarter of 2021,$14.3 million of advanced payments from Medicare were recouped, reducing the Company's net cash provided by operating activities with no impact on the Company's revenue or results of operations. The following tables present the known or estimated impacts related to the COVID-19 pandemic to the Company's consolidated and Senior Housing Same Community 2020 and 2021 results. The estimated lost revenue represents the difference between the actual resident fee revenue for the period and the Company's pre-pandemic expectations for the 2020 period. Presentations of these impacts are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. See pages 20-22 for the known or estimated impacts related to the COVID-19 pandemic to the Company's consolidated and Senior Housing Same Community quarterly and full year 2020 and 2021 results. 2Q 2021 ($ in 000s) Full Year 2020 Same Community 1Q 2021 Same Community Independent Living Assisted Living and Memory Care CCRCs 2Q 2021 Same Community YTD 2021 Same Community Estimated lost resident fee revenue $ 216,600 $ 91,200 $ 17,600 $ 55,000 $ 7,800 $ 80,400 $ 171,600 Other operating income 85,859 7,554 110 627 32 769 8,323 Facility operating expense 109,750 25,157 1,328 6,013 1,114 8,455 33,612 Estimated Impact on Consolidated Portfolio Estimated Impact on Senior Housing: Same Community January 2021 February 2021 March 2021 1Q 2021 April 2021 May 2021 June 2021 2Q 2021 July 2021 Weighted average occupancy 70.0% 69.4% 69.4% 69.6% 69.9% 70.5% 71.2% 70.5% 72.0 % Period-end occupancy 70.4% 70.1% 70.6% 70.6% 71.1% 71.6% 72.6% 72.6% 73.3 % Consolidated Occupancy Trend

4 Managed 6,157 Owned 31,783 Leased 21,038 Managed 37 Owned 348 Leased 300685 communities 58,978 units (1) Adjusted EBITDA for the first quarter and full year of 2020 includes the $100.0 million management agreement termination fee payment received from Healthpeak Properties Inc. ("Healthpeak" or "PEAK") related to the sale of Brookdale’s interest in the entry fee CCRC venture ("CCRC Venture"), which closed on January 31, 2020. Adjusted EBITDA includes government grants and credits recognized during the respective periods as presented in other operating income. Adjusted EBITDA for the third quarter and full year of 2020 includes the $119.2 million one-time cash lease payment made to Ventas, Inc. ("Ventas" or "VTR") in connection with the Company's lease restructuring transaction effective July 26, 2020 ("one-time cash lease payment"). Important Note Regarding Non-GAAP Financial Measures • Adjusted EBITDA and Adjusted Free Cash Flow are financial measures that are not calculated in accordance with GAAP. See “Definitions” and “Non-GAAP Financial Measures” for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures. 2020 2021 2Q21 vs. 2Q20 YTD 2Q21 vs YTD 2Q20 ($ in 000s) 1Q 2Q 3Q 4Q Full Year 1Q 2Q Better B/ (Worse) (W) B/(W) Resident fee revenue $ 782,707 $ 731,629 $ 700,771 $ 677,460 $ 2,892,567 $ 664,350 $ 673,978 (7.9) % (11.6) % Management fee revenue $ 108,715 $ 6,076 $ 5,669 $ 10,230 $ 130,690 $ 8,566 $ 4,998 (17.7) % (88.2) % Other operating income $ — $ 26,693 $ 10,765 $ 78,291 $ 115,749 $ 10,735 $ 1,308 (95.1) % (54.9) % Net income (loss) $ 369,497 $ (118,420) $ (124,993) $ (44,139) $ 81,945 $ (108,303) $ (83,604) 29.4 % NM Net cash provided by (used in) operating activities $ 57,479 $ 151,840 $ (77,169) $ 73,499 $ 205,649 $ (23,857) $ 3,410 (97.8) % NM Adjusted EBITDA(1) $ 185,069 $ 44,733 $ (64,019) $ 98,604 $ 264,387 $ 34,981 $ 33,064 (26.1) % (70.4) % PEAK management termination fee $ 100,000 $ — $ — $ — $ 100,000 $ — $ — — % NM VTR one-time cash lease payment $ — $ — $ (119,180) $ — $ (119,180) $ — $ — — % — % Adjusted EBITDA, excluding PEAK management termination fee and VTR one-time cash lease payment $ 85,069 $ 44,733 $ 55,161 $ 98,604 $ 283,567 $ 34,981 $ 33,064 (26.1) % (47.6) % Adjusted Free Cash Flow $ 5,182 $ 113,451 $ (114,327) $ 19,875 $ 24,181 $ (50,674) $ (54,747) NM NM Period end consolidated number of units 54,037 54,019 53,110 52,982 52,982 52,946 52,821 (2.2) % (2.2) % 2Q 2021 weighted average occupancy (consolidated communities) Occupancy Band Community Count % of Period End Communities Greater than 95% 34 5% 90% > 95% 29 4% 85% > 90% 45 7% 80% > 85% 63 10% 75% > 80% 76 12% 70% > 75% 86 13% Less than 70% 315 49% Total 648 100% Consolidated Portfolio Average Asset Age ~24 years Overview As of June 30, 2021 Consolidated: 52,821 Consolidated: 648

5 2020 2021 2Q21 vs. 2Q20 YTD 2Q21 vs YTD 2Q20 ($ in 000s) 1Q 2Q 3Q 4Q Full Year 1Q 2Q B(W) B(W) Resident fee revenue $ 782,707 $ 731,629 $ 700,771 $ 677,460 $ 2,892,567 $ 664,350 $ 673,978 (7.9) % (11.6) % Management fee revenue 108,715 6,076 5,669 10,230 130,690 8,566 4,998 (17.7) % (88.2) % Other operating income — 26,693 10,765 78,291 115,749 10,735 1,308 (95.1) % (54.9) % Facility operating expense (588,482) (606,034) (570,530) (576,813) (2,341,859) (556,312) (550,846) 9.1% 7.3 % Combined Segment Operating Income 302,940 158,364 146,675 189,168 797,147 127,339 129,438 (18.3) % (44.3) % General and administrative expense (1) (46,657) (43,031) (41,752) (41,011) (172,451) (43,276) (47,184) (9.7) % (0.9) % Cash facility operating lease payments (see page 15) (71,214) (70,600) (168,942) (49,553) (360,309) (49,082) (49,190) 30.3% 30.7 % Adjusted EBITDA (2) 185,069 44,733 (64,019) 98,604 264,387 34,981 33,064 (26.1) % (70.4) % PEAK management termination fee (100,000) — — — (100,000) — — — % NM VTR one-time cash lease payment — — 119,180 — 119,180 — — — % — % Adjusted EBITDA, excluding PEAK management termination fee and VTR one-time cash lease payment 85,069 44,733 55,161 98,604 283,567 34,981 33,064 (26.1) % (47.6) % PEAK management termination fee 100,000 — — — 100,000 — — — % NM VTR one-time cash lease payment — — (119,180) — (119,180) — — — % — % Transaction and Organizational Restructuring Costs (1,981) (3,368) (6,250) (1,778) (13,377) (1,884) (689) 79.5% 51.9 % Interest expense, net (see page 15) (53,590) (48,623) (48,209) (47,130) (197,552) (46,313) (46,576) 4.2% 9.1 % Payment of financing lease obligations (5,087) (4,677) (4,548) (4,556) (18,868) (4,789) (4,864) (4.0) % 1.1 % Changes in working capital (3) (53,902) 149,055 33,794 9,945 138,892 (5,320) (1,129) NM NM Other (4) (4,771) (2,148) (2,223) (567) (9,709) 101 1,242 NM NM Non-Development Capital Expenditures, net (see page 14) (60,556) (21,521) (22,872) (34,643) (139,592) (27,450) (35,795) (66.3) % 22.9 % Adjusted Free Cash Flow $ 5,182 $ 113,451 $ (114,327) $ 19,875 $ 24,181 $ (50,674) $ (54,747) NM NM Adjusted EBITDA and Adjusted Free Cash Flow (1) Excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs, see page 13. (2) Adjusted EBITDA for the first quarter and full year of 2020 includes the $100.0 million benefit for the management agreement termination fee payment received from Healthpeak in connection with the sale of Brookdale’s interest in the CCRC Venture. Adjusted EBITDA includes government grants and credits recognized during the respective periods as presented in other operating income. Adjusted EBITDA for the third quarter and full year of 2020 includes the $119.2 million one-time cash lease payment. (3) Excludes changes in prepaid insurance premiums financed with notes payable and lessor capital expenditure reimbursements under operating leases and includes the working capital impacts related to CARES Act programs. (4) Primarily consists of proceeds from property insurance and cash paid for state income taxes.

6 (1) On July 1, 2021, the Company sold 80% of its equity in its Health Care Services segment for net proceeds of $305.8 million at closing. (2) Primarily consists of corporate capital expenditures, changes in working capital, Transaction and Organizational Restructuring Costs, lease payments for corporate offices and information technology systems and equipment, interest income, and cash paid for state income taxes. (3) G&A includes both direct, incremental costs attributable to the segment or portfolio and allocated costs; see page 13. (4) Adjusted EBITDA for the second quarter of 2021 includes $1.3 million of government grants and credits recognized in other operating income. (5) Excludes changes in prepaid insurance premiums financed with notes payable and lessor capital expenditure reimbursements under operating leases. 2Q 2021 ($ in 000s) Total Senior Housing Owned Portfolio Senior Housing Leased Portfolio Health Care Services(1) Management Services Other(2) Resident fee revenue $ 673,978 $ 342,355 $ 244,310 $ 87,313 $ — $ — Management fee revenue 4,998 — — — 4,998 — Other operating income 1,308 552 234 522 — — Facility operating expense (550,846) (280,169) (186,255) (84,422) — — Combined Segment Operating Income 129,438 62,738 58,289 3,413 4,998 — General and administrative expense (excluding non-cash stock-based compensation expense and transaction costs)(3) (47,184) (22,010) (15,706) (5,211) (4,257) — Cash facility operating lease payments (49,190) — (47,793) — — (1,397) Adjusted EBITDA(4) 33,064 40,728 (5,210) (1,798) 741 (1,397) Transaction and Organizational Restructuring Costs (689) — — — — (689) Interest expense, net (46,576) (35,425) (11,394) — — 243 Payment of financing lease obligations (4,864) — (4,821) — — (43) Changes in working capital(5) (1,129) — — — — (1,129) Other 1,242 1,116 — — — 126 Non-Development Capital Expenditures, net (35,795) (16,973) (14,444) — — (4,378) Adjusted Free Cash Flow $ (54,747) $ (10,554) $ (35,869) $ (1,798) $ 741 $ (7,267) Adjusted EBITDA and Adjusted Free Cash Flow Distribution

7 2020 2021 2Q21 vs. 2Q20 YTD 2Q21 vs YTD 2Q20 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q 2Q B(W) B(W) Total Senior Housing, Health Care Services, and Management Services Revenue (1) $ 891,422 $ 737,705 $ 706,440 $ 687,690 $ 3,023,257 $ 672,916 $ 678,976 (8.0) % (17.0) % Other operating income $ — $ 26,693 $ 10,765 $ 78,291 $ 115,749 $ 10,735 $ 1,308 (95.1) % (54.9) % Combined Segment Operating Income $ 302,940 $ 158,364 $ 146,675 $ 189,168 $ 797,147 $ 127,339 $ 129,438 (18.3) % (44.3) % Combined segment operating margin 34.0% 20.7% 20.5% 24.7% 25.4% 18.6% 19.0% (170) bps (910) bps Combined segment adjusted operating margin (2) 34.0% 17.8% 19.2% 16.1% 22.5% 17.3% 18.9% 110 bps (860) bps Senior Housing (see page 8) Revenue $ 687,888 $ 641,459 $ 610,868 $ 585,542 $ 2,525,757 $ 577,499 $ 586,665 (8.5) % (12.4) % Other operating income $ — $ 9,698 $ 4,873 $ 78,291 $ 92,862 $ 8,152 $ 786 (91.9) % (7.8) % Senior Housing Operating Income $ 203,346 $ 142,596 $ 139,544 $ 179,108 $ 664,594 $ 116,370 $ 121,027 (15.1) % (31.4) % Senior Housing operating margin 29.6% 21.9% 22.7% 27.0% 25.4% 19.9% 20.6% (130) bps (560) bps Senior Housing adjusted operating margin(2) 29.6% 20.7% 22.0% 17.2% 22.6% 18.7% 20.5% (20) bps (570) bps Number of communities (period end) 661 660 652 651 651 650 648 (1.8) % (1.8) % Period end number of units 54,037 54,019 53,110 52,982 52,982 52,946 52,821 (2.2) % (2.2) % Total Average Units 54,184 54,040 53,440 53,086 53,687 52,971 52,911 (2.1) % (2.2) % RevPAR $ 4,229 $ 3,954 $ 3,806 $ 3,673 $ 3,917 $ 3,631 $ 3,692 (6.6) % (10.5) % Weighted average occupancy 83.2% 78.7% 75.3% 72.7% 77.5% 69.6% 70.5% (820) bps (1,100) bps RevPOR $ 5,085 $ 5,022 $ 5,056 $ 5,052 $ 5,054 $ 5,219 $ 5,237 4.3% 3.4 % Health Care Services Segment (3) Revenue $ 94,819 $ 90,170 $ 89,903 $ 91,918 $ 366,810 $ 86,851 $ 87,313 (3.2) % (5.9) % Other operating income $ — $ 16,995 $ 5,892 $ — $ 22,887 $ 2,583 $ 522 (96.9) % (81.7) % Segment Operating Income $ (9,121) $ 9,692 $ 1,462 $ (170) $ 1,863 $ 2,403 $ 3,413 (64.8) % NM Segment operating margin (9.6) % 9.0% 1.5% (0.2) % 0.5% 2.7% 3.9% (510) bps 300 bps Segment adjusted operating margin(2) (9.6) % (8.1) % (4.9) % (0.2) % (5.7) % (0.2) % 3.3% 1,140 bps 1,050 bps Management Services Segment Segment Operating Income (comprised solely of management fees) $ 108,715 $ 6,076 $ 5,669 $ 10,230 $ 130,690 $ 8,566 $ 4,998 (17.7) % (88.2) % Resident fee revenue under management(4) $ 184,145 $ 131,558 $ 116,576 $ 107,817 $ 540,096 $ 82,468 $ 64,410 (51.0) % (53.5) % Number of communities (period end)(4) 80 77 74 75 75 45 37 (51.9) % (51.9) % Period end number of units(4) 11,033 10,694 9,980 10,129 10,129 6,652 6,157 (42.4) % (42.4) % Total Average Units(4) 13,325 10,905 10,446 10,062 11,184 8,258 6,354 (41.7) % (39.7) % Weighted average occupancy(4) 84.0% 78.0% 74.6% 72.1% 77.6% 69.4% 71.7% (630) bps (1,090) bps Segment Overview (1) Excludes reimbursed costs on behalf of managed communities. (2) Excludes other operating income (3) On July 1, 2021, the Company sold 80% of its equity in its Health Care Services segment for net proceeds of $305.8 million at closing. (4) Not included in consolidated reported amounts.

8 2020 2021 2Q21 vs. 2Q20 YTD 2Q21 vs YTD 2Q20 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q 2Q B(W) B(W) Independent Living Revenue $ 135,862 $ 130,278 $ 125,762 $ 120,696 $ 512,598 $ 118,782 $ 118,005 (9.4) % (11.0) % Other operating income $ — $ — $ 96 $ 11,727 $ 11,823 $ 1,364 $ 111 NM NM Segment Operating Income $ 51,414 $ 41,038 $ 42,438 $ 47,923 $ 182,813 $ 37,329 $ 35,292 (14.0) % (21.5) % Segment operating margin 37.8% 31.5% 33.7% 36.2% 34.9% 31.1% 29.9% (160) bps (420) bps Segment adjusted operating margin (1) 37.8% 31.5% 33.7% 30.0% 33.4% 30.3% 29.8% (170) bps (470) bps Number of communities (period end) 68 68 68 68 68 68 68 — % — % Period end number of units 12,537 12,534 12,534 12,534 12,534 12,542 12,566 0.3% 0.3 % Total Average Units 12,529 12,534 12,534 12,534 12,533 12,539 12,552 0.1% 0.1 % RevPAR $ 3,615 $ 3,465 $ 3,345 $ 3,210 $ 3,408 $ 3,158 $ 3,134 (9.6) % (11.1) % Weighted average occupancy 87.1% 83.5% 80.0% 76.7% 81.8% 73.6% 73.5% (1,000) bps (1,180) bps RevPOR $ 4,151 $ 4,147 $ 4,182 $ 4,183 $ 4,165 $ 4,290 $ 4,266 2.9% 3.1 % Assisted Living and Memory Care Revenue $ 457,479 $ 432,156 $ 408,695 $ 392,946 $ 1,691,276 $ 386,938 $ 391,718 (9.4) % (12.5) % Other operating income $ — $ 152 $ 1,936 $ 60,497 $ 62,585 $ 5,104 $ 629 NM NM Segment Operating Income $ 132,001 $ 87,708 $ 87,152 $ 121,740 $ 428,601 $ 71,433 $ 77,062 (12.1) % (32.4) % Segment operating margin 28.9% 20.3% 21.2% 26.8% 24.4% 18.2% 19.6% (70) bps (580) bps Segment adjusted operating margin (1) 28.9% 20.3% 20.9% 15.6% 21.6% 17.1% 19.5% (80) bps (640) bps Number of communities (period end) 571 570 563 563 563 562 560 (1.8) % (1.8) % Period end number of units 35,789 35,744 35,124 35,126 35,126 35,082 34,904 (2.4) % (2.4) % Total Average Units 35,944 35,785 35,268 35,126 35,530 35,110 35,018 (2.1) % (2.2) % RevPAR $ 4,242 $ 4,025 $ 3,863 $ 3,729 $ 3,967 $ 3,673 $ 3,728 (7.4) % (10.5) % Weighted average occupancy 81.9% 77.8% 74.4% 71.8% 76.5% 68.3% 69.5% (830) bps (1,100) bps RevPOR $ 5,178 $ 5,172 $ 5,193 $ 5,193 $ 5,184 $ 5,376 $ 5,365 3.7% 3.8 % CCRCs Revenue $ 94,547 $ 79,025 $ 76,411 $ 71,900 $ 321,883 $ 71,779 $ 76,942 (2.6) % (14.3) % Other operating income $ — $ 9,546 $ 2,841 $ 6,067 $ 18,454 $ 1,684 $ 46 (99.5) % (81.9) % Segment Operating Income $ 19,931 $ 13,850 $ 9,954 $ 9,445 $ 53,180 $ 7,608 $ 8,673 (37.4) % (51.8) % Segment operating margin 21.1% 15.6% 12.6% 12.1% 15.6% 10.4% 11.3% (430) bps (760) bps Segment adjusted operating margin (1) 21.1% 5.4% 9.3% 4.7% 10.8% 8.3% 11.2% 580 bps (420) bps Number of communities (period end) 22 22 21 20 20 20 20 (9.1) % (9.1) % Period end number of units 5,711 5,741 5,452 5,322 5,322 5,322 5,351 (6.8) % (6.8) % Total Average Units 5,711 5,721 5,638 5,426 5,624 5,322 5,341 (6.6) % (6.7) % RevPAR $ 5,496 $ 4,572 $ 4,477 $ 4,385 $ 4,738 $ 4,473 $ 4,770 4.3% (8.2) % Weighted average occupancy 82.4% 74.0% 70.7% 69.2% 74.2% 68.5% 70.2% (380) bps (890) bps RevPOR $ 6,669 $ 6,181 $ 6,332 $ 6,334 $ 6,389 $ 6,534 $ 6,790 9.9% 3.5 % Senior Housing Segments (1) Excludes other operating income.

9 2020 2021 2Q21 vs. 2Q20 YTD 2Q21 vs YTD 2Q20 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q 2Q B(W) B(W) Revenue $ 643,232 $ 602,682 $ 579,036 $ 558,891 $ 2,383,841 $ 551,467 $ 559,415 (7.2) % (10.8) % Other operating income — 7,044 3,856 74,959 85,859 7,554 769 (89.1) % 18.2 % Revenue and other operating income 643,232 609,726 582,892 633,850 2,469,700 559,021 560,184 (8.1) % (10.7) % Community Labor Expenses (291,322) (297,071) (291,452) (300,400) (1,180,245) (294,319) (293,176) 1.3% 0.2 % Other facility operating expenses (159,358) (175,886) (153,988) (158,380) (647,612) (152,020) (150,772) 14.3% 9.7 % Facility operating expenses(2) (450,680) (472,957) (445,440) (458,780) (1,827,857) (446,339) (443,948) 6.1% 3.6 % Same Community Operating Income $ 192,552 $ 136,769 $ 137,452 $ 175,070 $ 641,843 $ 112,682 $116,236 (15.0) % (30.5) % Same Community adjusted operating income(3) $ 192,552 $ 129,725 $ 133,596 $ 100,111 $ 555,984 $ 105,128 $115,467 (11.0) % (31.6) % Same Community operating margin 29.9% 22.4% 23.6% 27.6% 26.0% 20.2% 20.7% (170) bps (580) bps Same Community adjusted operating margin(3) 29.9% 21.5% 23.1% 17.9% 23.3% 19.1% 20.6% (90) bps (600) bps Total Average Units 50,458 50,451 50,450 50,452 50,453 50,455 50,455 — % — % RevPAR $ 4,249 $ 3,982 $ 3,826 $ 3,693 $ 3,938 $ 3,643 $ 3,696 (7.2) % (10.8) % Weighted average occupancy 83.4% 79.0% 75.4% 72.7% 77.6% 69.5% 70.4% (860) bps (1,130) bps RevPOR $ 5,097 $ 5,040 $ 5,071 $ 5,076 $ 5,071 $ 5,244 $ 5,252 4.2% 3.5 % Same Community Operating Income / Adjusted Operating Income $192,552 $136,769 $137,452 $175,070 $112,682 $116,236 Same Community Other Operating Income Same Community Adjusted Operating Income 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Same Community RevPAR / Weighted Average Occupancy $4,249 $3,982 $3,826 $3,693 $3,643 $3,696 83.4% 79.0% 75.4% 72.7% 69.5% 70.4% RevPAR Weighted Average Occupancy 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Senior Housing: Same Community(1) (1) Same Community portfolio reflects 637 communities. (2) Excludes natural disaster expense of $2.9 million and $1.7 million for the full year 2020 and year-to-date 2021, respectively. (3) Excludes other operating income. (2) (3)

10 2020 2021 2Q21 vs. 2Q20 YTD 2Q21 vs YTD 2Q20 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q 2Q B(W) B(W) Independent Living Revenue $ 132,556 $ 127,065 $ 122,498 $ 117,457 $ 499,576 $ 115,625 $ 114,659 (9.8) % (11.3) % Other operating income — — 96 11,440 11,536 1,327 110 NM NM Community Labor Expense (48,247) (49,643) (48,085) (49,054) (195,029) (48,034) (48,678) 1.9% 1.2 % Other facility operating expense (33,925) (37,209) (32,574) (32,623) (136,331) (32,333) (31,625) 15.0% 10.1 % Facility operating expense (82,172) (86,852) (80,659) (81,677) (331,360) (80,367) (80,303) 7.5% 4.9 % Same Community Operating Income $ 50,384 $ 40,213 $ 41,935 $ 47,220 $ 179,752 $ 36,585 $ 34,466 (14.3) % (21.6) % Same Community operating margin 38.0% 31.6% 34.2% 36.6% 35.2% 31.3% 30.0% (160) bps (420) bps Same Community adjusted operating margin(2) 38.0% 31.6% 34.2% 30.5% 33.7% 30.5% 30.0% (160) bps (470) bps Total Average Units 12,159 12,156 12,156 12,156 12,157 12,161 12,164 0.1% — % RevPAR $ 3,634 $ 3,484 $ 3,359 $ 3,221 $ 3,425 $ 3,169 $ 3,142 (9.8) % (11.3) % Weighted average occupancy 87.1% 83.6% 79.9% 76.7% 81.8% 73.6% 73.4% (1,020) bps (1,180) bps RevPOR $ 4,174 $ 4,170 $ 4,203 $ 4,202 $ 4,187 $ 4,307 $ 4,280 2.6% 2.9 % Assisted Living and Memory Care Revenue $ 444,269 $ 420,705 $ 401,934 $ 388,265 $ 1,655,173 $ 381,448 $ 386,661 (8.1) % (11.2) % Other operating income — 151 1,937 59,355 61,443 4,967 627 NM NM Community Labor Expense (207,908) (212,841) (209,865) (217,142) (847,756) (211,656) (208,734) 1.9% 0.1 % Other facility operating expense (108,430) (121,165) (105,610) (109,070) (444,275) (103,353) (102,452) 15.4% 10.4 % Facility operating expense (316,338) (334,006) (315,475) (326,212) (1,292,031) (315,009) (311,186) 6.8% 3.7 % Same Community Operating Income $ 127,931 $ 86,850 $ 88,396 $ 121,408 $ 424,585 $ 71,406 $ 76,102 (12.4) % (31.3) % Same Community operating margin 28.8% 20.6% 21.9% 27.1% 24.7% 18.5% 19.6% (100) bps (570) bps Same Community adjusted operating margin(2) 28.8% 20.6% 21.5% 16.0% 21.9% 17.4% 19.5% (110) bps (630) bps Total Average Units 34,513 34,509 34,508 34,510 34,510 34,508 34,505 — % — % RevPAR $ 4,291 $ 4,064 $ 3,883 $ 3,750 $ 3,997 $ 3,685 $ 3,735 (8.1) % (11.2) % Weighted average occupancy 82.2% 78.0% 74.4% 71.8% 76.6% 68.3% 69.4% (860) bps (1,130) bps RevPOR $ 5,221 $ 5,207 $ 5,216 $ 5,220 $ 5,216 $ 5,396 $ 5,382 3.4% 3.4 % CCRCs Revenue $ 66,407 $ 54,912 $ 54,604 $ 53,169 $ 229,092 $ 54,394 $ 58,095 5.8% (7.3) % Other operating income — 6,893 1,823 4,164 12,880 1,260 32 (99.5) % (81.3) % Community Labor Expense (35,167) (34,587) (33,502) (34,204) (137,460) (34,629) (35,764) (3.4) % (0.9) % Other facility operating expense (17,003) (17,512) (15,804) (16,687) (67,006) (16,334) (16,695) 4.7% 4.3 % Facility operating expense (52,170) (52,099) (49,306) (50,891) (204,466) (50,963) (52,459) (0.7) % 0.8 % Same Community Operating Income $ 14,237 $ 9,706 $ 7,121 $ 6,442 $ 37,506 $ 4,691 $ 5,668 (41.6) % (56.7) % Same Community operating margin 21.4% 15.7% 12.6% 11.2% 15.5% 8.4% 9.8% (590) bps (960) bps Same Community adjusted operating margin(2) 21.4% 5.1% 9.7% 4.3% 10.7% 6.3% 9.7% 460 bps (600) bps Total Average Units 3,786 3,786 3,786 3,786 3,786 3,786 3,786 — % — % RevPAR $ 5,847 $ 4,835 $ 4,808 $ 4,681 $ 5,043 $ 4,789 $ 5,115 5.8% (7.3) % Weighted average occupancy 82.4% 73.2% 70.4% 68.4% 73.6% 67.1% 69.4% (380) bps (950) bps RevPOR $ 7,093 $ 6,605 $ 6,831 $ 6,848 $ 6,844 $ 7,133 $ 7,374 11.6% 5.7 % Senior Housing Segments: Same Community(1) (1) Same Community portfolio reflects 66 Independent Living communities, 556 Assisted Living and Memory Care communities, and 15 CCRC communities. (2) Excludes other operating income.

11 2020 2021 2Q21 vs. 2Q20 YTD 2Q21 vs YTD 2Q20 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q 2Q B(W) B(W) Revenue $ 402,397 $ 376,140 $ 356,105 $ 338,806 $ 1,473,448 $ 336,160 $ 342,355 (9.0) % (12.8) % Other operating income — 7,156 3,317 43,955 54,428 5,098 552 (92.3) % (21.0) % Facility operating expense (290,116) (301,459) (284,780) (286,816) (1,163,171) (280,235) (280,169) 7.1% 5.3 % Owned Portfolio Operating Income $ 112,281 $ 81,837 $ 74,642 $ 95,945 $ 364,705 $ 61,023 $ 62,738 (23.3) % (36.2) % Owned Portfolio operating margin 27.9% 21.4% 20.8% 25.1% 23.9% 17.9% 18.3% (310) bps (660) bps Owned Portfolio adjusted operating margin(1) 27.9% 19.9% 20.0% 15.3% 21.1% 16.6% 18.2% (170) bps (660) bps Additional Information Interest expense: property level and corporate debt $ (41,763) $ (38,974) $ (36,908) $ (36,172) $ (153,817) $ (35,351) $ (35,425) 9.1% 12.3 % Community level capital expenditures, net (see page 14) $ (36,735) $ (12,011) $ (12,236) $ (14,633) $ (75,615) $ (14,286) $ (16,973) (41.3) % 35.9 % Number of communities (period end) 355 355 350 350 350 349 348 (2.0) % (2.0) % Period end number of units 32,455 32,481 31,824 31,853 31,853 31,819 31,783 (2.1) % (2.1) % Total Average Units 32,513 32,461 32,137 31,851 32,240 31,844 31,785 (2.1) % (2.1) % RevPAR $ 4,125 $ 3,862 $ 3,694 $ 3,540 $ 3,807 $ 3,514 $ 3,584 (7.2) % (11.1) % Weighted average occupancy 82.6% 78.0% 74.2% 71.5% 76.6% 68.4% 69.6% (840) bps (1,130) bps RevPOR $ 4,997 $ 4,944 $ 4,978 $ 4,950 $ 4,968 $ 5,135 $ 5,151 4.2% 3.5 % Senior Housing Owned Portfolio Interest Coverage as of June 30, 2021 1.5x Interest Coverage as of June 30, 2021 (excluding other operating income) 1.1x Net Debt as of June 30, 2021 (see page 16) $3,474,469 (1) Excludes other operating income.

12 2020 2021 2Q21 vs. 2Q20 YTD 2Q21 vs YTD 2Q20 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q 2Q B(W) B(W) Revenue $ 285,491 $ 265,319 $ 254,763 $ 246,736 $ 1,052,309 $ 241,339 $ 244,310 (7.9) % (11.8) % Other operating income — 2,542 1,556 34,336 38,434 3,054 234 (90.8) % 29.3 % Facility operating expense (194,426) (207,102) (191,417) (197,909) (790,854) (189,046) (186,255) 10.1% 6.5 % Leased Portfolio Operating Income $ 91,065 $ 60,759 $ 64,902 $ 83,163 $ 299,889 $ 55,347 $ 58,289 (4.1) % (25.2) % Leased Portfolio operating margin 31.9% 22.7% 25.3% 29.6% 27.5% 22.6% 23.8% 110 bps (420) bps Leased Portfolio adjusted operating margin(1) 31.9% 21.9% 24.9% 19.8% 24.8% 21.7% 23.8% 190 bps (440) bps Additional Information One-time cash lease payment $ — $ — $ (119,180) $ — $ (119,180) $ — $ — — % — % Other cash facility lease payments on leased portfolio (see page 15) $ (88,503) $ (85,623) $ (64,534) $ (64,036) $ (302,696) $ (63,762) $ (64,008) 25.2% 26.6 % Community level capital expenditures, net (see page 14) $ (18,413) $ (1,727) $ (5,808) $ (10,730) $ (36,678) $ (7,550) $ (14,444) NM (9.2) % Number of communities (period end) 306 305 302 301 301 301 300 (1.6) % (1.6) % Period end number of units 21,582 21,538 21,286 21,129 21,129 21,127 21,038 (2.3) % (2.3) % Total Average Units 21,671 21,579 21,303 21,235 21,447 21,127 21,126 (2.1) % (2.3) % RevPAR $ 4,384 $ 4,091 $ 3,977 $ 3,874 $ 4,083 $ 3,808 $ 3,855 (5.8) % (9.6) % Weighted average occupancy 84.1% 79.7% 76.9% 74.5% 78.8% 71.3% 71.9% (780) bps (1,030) bps RevPOR $ 5,215 $ 5,136 $ 5,166 $ 5,199 $ 5,179 $ 5,340 $ 5,361 4.4% 3.4 % Lease Coverage as of June 30, 2021, excluding the one-time cash lease payment(2) 0.80x Total operating and financing lease obligations as of June 30, 2021 (see page 26)(3) $ 1,414,832 Facility Lease Maturity Information as of June 30, 2021 Pro-forma trailing twelve months ended June 30, 2021(4) Initial lease maturities Community count Total units Total cash facility lease payments 2021 — — $ — 2022 39 1,854 17,707 2023 — — — 2024 7 904 14,046 2025 121 10,287 102,080 Thereafter 133 7,993 119,832 Total 300 21,038 $ 253,665 Senior Housing Leased Portfolio (1) Excludes other operating income. (2) As of June 30, 2021, the lease coverage ratio, excluding both the one-time cash lease payment and other operating income, was 0.65x and including both the one-time cash lease payment and other operating income, was 0.55x. (3) Amount recognized on consolidated balance sheet reflects the discounted future minimum lease payments and the residual value for financing lease obligations. (4) Reflects the Company's pro-forma trailing twelve months ended June 30, 2021 total cash facility lease payments assuming that the modification of the master lease with Ventas and the one-time cash lease payment had occurred on June 30, 2020.

13 (1) G&A includes both direct, incremental costs attributable to the segment or portfolio and allocated costs. G&A allocations are calculated using a methodology which the Company believes matches the type of general and administrative cost with the community, segment, or portfolio. Some of the allocations are based on direct utilization and some are based on formulas such as unit proportion. G&A allocations presented herein exclude non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs. (2) Not included in consolidated reported amounts. (3) Excludes other operating income and other operating income under management. Consolidated, unless otherwise noted 2020 2021 2Q21 vs. 2Q20 YTD 2Q21 vs YTD 2Q20 ($ in 000s) 1Q 2Q 3Q 4Q Full Year 1Q 2Q B(W) B(W) G&A expense allocations (1) Senior Housing Owned Portfolio allocation $ 18,635 $ 18,336 $ 17,804 $ 17,511 $ 72,286 $ 19,358 $ 22,010 (20.0) % (11.9) % Senior Housing Leased Portfolio allocation 13,221 12,933 12,738 12,753 51,645 13,898 15,706 (21.4) % (13.2) % Health Care Services allocation 6,953 5,355 5,158 4,910 22,376 5,026 5,211 2.7% 16.8% Management Services allocation 7,848 6,407 6,052 5,837 26,144 4,994 4,257 33.6% 35.1% Subtotal G&A expense allocations 46,657 43,031 41,752 41,011 172,451 43,276 47,184 (9.7) % (0.9) % Non-cash stock-based compensation expense 5,957 6,119 6,136 2,535 20,747 4,783 4,527 26.0% 22.9% Transaction and Organizational Restructuring Costs 1,981 3,368 6,250 1,778 13,377 1,884 689 79.5% 51.9% General and administrative expense $ 54,595 $ 52,518 $ 54,138 $ 45,324 $ 206,575 $ 49,943 $ 52,400 0.2% 4.5% 2020 2021 2Q21 vs. 2Q20 YTD 2Q21 vs YTD 2Q20 1Q 2Q 3Q 4Q Full Year 1Q 2Q B(W) B(W) Resident fee revenue $ 782,707 $ 731,629 $ 700,771 $ 677,460 $ 2,892,567 $ 664,350 $ 673,978 (7.9) % (11.6) % Resident fee revenue under management (2) 184,145 131,558 116,576 107,817 540,096 82,468 64,410 (51.0) % (53.5) % Total (consolidated and under management) (3) $ 966,852 $ 863,187 $ 817,347 $ 785,277 $ 3,432,663 $ 746,818 $ 738,388 (14.5) % (18.8) % G&A Expense as a Percentage of Resident Fee Revenue (Consolidated and Under Management) (3) G&A expense (excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs) 4.8% 5.0% 5.1% 5.2% 5.0% 5.8% 6.4% (140) bps (120) bps G&A expense (including non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs) 5.6% 6.1% 6.6% 5.8% 6.0% 6.7% 7.1% (100) bps (100) bps G&A Expense

14 ($ in 000s, except for community level capital expenditures, net, per average unit) 2020 2021 2Q21 vs. 2Q20 YTD 2Q21 vs YTD 2Q20 1Q 2Q 3Q 4Q Full Year 1Q 2Q B(W) B(W) Community level capital expenditures, including allocations Senior Housing Owned Portfolio $ 36,735 $ 12,011 $ 12,236 $ 14,633 $ 75,615 $ 14,286 $ 16,973 (41.3) % 35.9 % Senior Housing Leased Portfolio 18,413 1,727 5,808 10,730 36,678 7,550 14,444 NM (9.2) % Community level capital expenditures, net (A) 55,148 13,738 18,044 25,363 112,293 21,836 31,417 (128.7) % 22.7 % Corporate capital expenditures (includes Health Care Services) 5,408 7,783 4,828 9,280 27,299 5,614 4,378 43.7% 24.3 % Non-Development Capital Expenditures, net 60,556 21,521 22,872 34,643 139,592 27,450 35,795 (66.3) % 22.9 % Development Capital Expenditures, net 3,900 2,923 3,090 3,754 13,667 1,521 597 79.6% 69.0 % Total capital expenditures, net $ 64,456 $ 24,444 $ 25,962 $ 38,397 $ 153,259 $ 28,971 $ 36,392 (48.9) % 26.5 % Lessor reimbursements: non-development capital expenditures 5,827 8,096 4,056 9,867 27,846 8,951 10,001 Change in related payables (898) 10,938 (2,191) (3,083) 4,766 2,439 (7,216) Total cash paid for capital expenditures $ 69,385 $ 43,478 $ 27,827 $ 45,181 $ 185,871 $ 40,361 $ 39,177 9.9% 29.5 % Senior Housing Total Average Units (B) 54,184 54,040 53,440 53,086 53,687 52,971 52,911 (2.1) % (2.3) % Community level capital expenditures, net, per average unit (A/B) $ 1,018 $ 254 $ 338 $ 478 $ 2,092 $ 412 $ 594 (133.9%) 20.8 % Capital Expenditures

15 (1) Includes cash lease payments for leases of corporate offices and information technology systems and equipment. 2020 2021 2Q21 vs. 2Q20 YTD 2Q21 vs YTD 2Q20 ($ in 000s) 1Q 2Q 3Q 4Q Full Year 1Q 2Q B(W) B(W) Operating Lease Obligations Facility operating lease expense $ 64,481 $ 62,379 $ 51,620 $ 45,553 $ 224,033 $ 44,418 $ 43,864 Operating lease expense adjustment 6,733 8,221 117,322 4,000 136,276 4,664 5,326 Cash facility operating lease payments 71,214 70,600 168,942 49,553 360,309 49,082 49,190 30.3% 30.7 % Financing Lease Obligations Interest expense: financing lease obligations 13,282 11,892 11,908 11,452 48,534 11,383 11,492 Payment of financing lease obligations 5,087 4,677 4,548 4,556 18,868 4,789 4,864 Cash financing lease payments 18,369 16,569 16,456 16,008 67,402 16,172 16,356 1.3% 6.9 % Total cash facility lease payments(1) $ 89,583 $ 87,169 $ 185,398 $ 65,561 $ 427,711 $ 65,254 $ 65,546 24.8% 26.0 % VTR one-time cash lease payment — — (119,180) — (119,180) — — Total cash facility lease payments, excluding the one-time cash lease payment $ 89,583 $ 87,169 $ 66,218 $ 65,561 $ 308,531 $ 65,254 $ 65,546 24.8% 26.0 % Interest Expense Reconciliation to Income Statement Interest expense: financing lease obligations $ 13,282 $ 11,892 $ 11,908 $ 11,452 $ 48,534 $ 11,383 $ 11,492 3.4% 9.1 % Interest income (1,455) (2,243) (607) (494) (4,799) (421) (341) (84.8) % (79.4) % Interest expense: debt 41,763 38,974 36,908 36,172 153,817 35,351 35,425 9.1% 12.3 % Interest expense, net 53,590 48,623 48,209 47,130 197,552 46,313 46,576 4.2% 9.1 % Amortization of deferred financing costs and debt premium (discount) 1,315 1,556 1,730 1,827 6,428 1,873 2,140 Interest income 1,455 2,243 607 494 4,799 421 341 Interest expense per income statement $ 56,360 $ 52,422 $ 50,546 $ 49,451 $ 208,779 $ 48,607 $ 49,057 6.4% 10.2 % Cash Facility Lease Payments

16 Total Liquidity ($ in millions) $600 $491 $575 $439 $694 $562 $491 $553 $439 $381 $38 $22 $7 $306 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 (1) Includes the carrying value of mortgage debt and other notes payable of which 98.1%, or $3.8 billion, represented non-recourse property-level mortgage financings. (2) Reflects market rates as of June  30, 2021 and applicable cap rates for hedged debt. (3) Amount includes maturities and recurring monthly principal payments. For 2021, amount consists solely of recurring monthly principal payments. (4) Leverage ratios include results of operations of communities disposed of through the disposition date. (5) Includes the VTR $119.2 million one-time cash lease payment. (6) Excludes operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR. (7) Excludes the VTR $119.2 million one-time cash lease payment. Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDAR, Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Net Debt, and Adjusted Net Debt are financial measures that are not calculated in accordance with GAAP. See “Definitions” and “Non-GAAP Financial Measures” for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures. Leverage Ratios ($ in 000s) Trailing Twelve Months Ended June 30, 2021 Annualized Leverage(4) Adjusted EBITDAR (A) $ 419,397 Cash facility operating lease payments (see page 15)(5) (316,767) Adjusted EBITDA 102,630 Cash financing lease payments (see page 15) (64,992) Adjusted EBITDA after cash financing lease payments (B) $ 37,638 As of June 30, 2021 Debt $ 3,873,773 Cash and cash equivalents (280,675) Marketable securities (99,977) Restricted cash held as collateral against existing debt (18,652) Net Debt (C) 3,474,469 92.3 x (C/B) 22.2x - Adjusted Annualized Leverage(7) Operating and financing lease obligations (6) 1,431,481 Adjusted Net Debt (D) $ 4,905,950 11.7 x (D/A) Debt (1)(2) ($ in millions) Principal Payments(3) Weighted Rate 2021 $ 27 3.52% 2022 348 3.55% 2023 231 3.49% 2024 301 4.30% 2025 290 3.97 % Thereafter 2,677 3.43 % Total $ 3,874 3.56 % Capital Structure $2,366 $1,380 $128 Debt Structure(1) ($ in millions) As of June 30, 2021 Weighted Rate Fixed rate debt 4.26 % Variable rate debt (2) 2.45 % Total debt 3.56% 61% 36% Fixed rate debt Variable rate debt with interest rate caps Variable rate debt - unhedged 3% Line of credit available to draw Cash and cash equivalents and marketable securities Pro forma liquidity as if the July 1, 2021 sale of 80% of the Health Care Services segment occurred on June 30, 2021 $388

17 Adjusted EBITDA is a non-GAAP performance measure that the Company defines as net income (loss) excluding: benefit/provision for income taxes, non-operating income/ expense items, and depreciation and amortization; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, cost reduction or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include non-cash impairment charges, gain/loss on facility lease termination and modification, operating lease expense adjustment, amortization of deferred gain, change in future service obligation, non-cash stock- based compensation expense, and Transaction and Organizational Restructuring Costs. Adjusted EBITDAR is a non-GAAP financial measure that the Company defines as Adjusted EBITDA before cash facility operating lease payments. Adjusted Free Cash Flow is a non-GAAP liquidity measure that the Company defines as net cash provided by (used in) operating activities before: distributions from unconsolidated ventures from cumulative share of net earnings, changes in prepaid insurance premiums financed with notes payable, changes in operating lease liability for lease termination, cash paid/received for gain/loss on facility lease termination and modification, and lessor capital expenditure reimbursements under operating leases; plus: property insurance proceeds and proceeds from refundable entrance fees, net of refunds; less: Non-Development Capital Expenditures and payment of financing lease obligations. Adjusted Net Debt is a non-GAAP financial measure that the Company defines as Net Debt, plus operating and financing lease obligations. Operating and financing lease obligations exclude operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR. Combined Segment Operating Income is defined by the Company as resident fee and management fee revenue and other operating income of the Company, less facility operating expense. Combined Segment Operating Income does not include general and administrative expense or depreciation and amortization. Community Labor Expense is a component of facility operating expense that includes regular and overtime salaries and wages, bonuses, paid-time-off and holiday wages, payroll taxes, contract labor, employee benefits, and workers compensation. Development Capital Expenditures means capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities. Amounts of Development Capital Expenditures are presented net of lessor reimbursements. Interest Coverage is calculated based on the trailing-twelve months Owned Portfolio Operating Income adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months property level and corporate debt interest expense. Lease Coverage is calculated based on the trailing-twelve months Leased Portfolio Operating Income, excluding resident fee revenue, other operating income, and facility operating expense of communities disposed during such period adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months cash facility lease payments for both operating leases and financing leases, excluding cash lease payments for leases of communities disposed during such period and the one-time cash lease payment to Ventas, corporate offices, and information technology systems and equipment, vehicles and other equipment. Leased Portfolio Operating Income is defined by the Company as resident fee revenue and other operating income (excluding Health Care Services segment revenue), less facility operating expense for the Company’s Senior Housing Leased Portfolio. Leased Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. Net Debt is a non-GAAP financial measure that the Company defines as the total of its debt (mortgage debt and other notes payable) and the outstanding balance on the line of credit, less unrestricted cash, marketable securities, and cash held as collateral against existing debt. NM means not meaningful. Non-Development Capital Expenditures is comprised of corporate and community- level capital expenditures, including those related to maintenance, renovations, upgrades, and other major building infrastructure projects for the Company’s communities. Non-Development Capital Expenditures does not include capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities (i.e., Development Capital Expenditures). Amounts of Non-Development Capital Expenditures are presented net of lessor reimbursements. Owned Portfolio Operating Income is defined by the Company as resident fee revenue and other operating income (excluding Health Care Services segment revenue), less facility operating expense for the Company’s Senior Housing Owned Portfolio. Owned Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. RevPAR, or average monthly senior housing resident fee revenue per available unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding Health Care Services segment revenue, revenue for private duty services provided to seniors living outside of the Company's communities, and entrance fee amortization), divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. Definitions

18 RevPOR, or average monthly senior housing resident fee revenue per occupied unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding Health Care Services segment revenue, revenue for private duty services provided to seniors living outside of the Company's communities, and entrance fee amortization), divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. Same Community information reflects operating results and data  of a consistent population of communities by excluding the impact of changes in the composition of our portfolio of communities. The operating results exclude natural disaster expense and related insurance recoveries. The Company defines its same community portfolio as communities consolidated and operational for the full period in both comparison years. Consolidated communities excluded from the same community portfolio include communities acquired or disposed of since the beginning of the prior year, communities classified as assets held for sale, certain communities planned for disposition, certain communities that have undergone or are undergoing expansion, redevelopment, and repositioning projects, and certain communities that have experienced a casualty event that significantly impacts their operations. Same Community Operating Income is defined by the Company as resident fee revenue and other operating income (excluding Health Care Services segment revenue less facility operating expense (excluding natural disaster expense and related insurance recoveries) for the Company's Same Community portfolio. Same Community Operating Income does not include general and administrative expense or depreciation and amortization. Segment Operating Income (Loss) is defined by the Company as segment revenue and other operating income less segment facility operating expense. Segment Operating Income (Loss) does not include general and administrative expense or depreciation and amortization. Management Services Segment Operating Income excludes revenue for reimbursements for which the Company is the primary obligor of costs incurred on behalf of managed communities, and there is no facility operating expense associated with the Management Services segment. See the Segment Information note to the Company’s consolidated financial statements for more information regarding the Company’s segments. Senior Housing Leased Portfolio represents Brookdale leased communities and does not include owned or managed communities. Senior Housing Operating Income is defined by the Company as segment revenue and other operating income less segment facility operating expense for the Company’s Independent Living, Assisted Living and Memory Care, and CCRCs segments on an aggregate basis. Senior Housing Operating Income does not include general and administrative expense or depreciation and amortization. Senior Housing Owned Portfolio represents Brookdale owned communities and does not include leased or managed communities. Total Average Units represents the average number of units operated during the period. Transaction and Organizational Restructuring Costs are general and administrative expenses. Transaction costs include those directly related to acquisition, disposition, financing, and leasing activity, and stockholder relations advisory matters, and are primarily comprised of legal, finance, consulting, professional fees, and other third party costs. Organizational restructuring costs include those related to the Company’s efforts to reduce general and administrative expense and its senior leadership changes, including severance. Definitions

19 Appendices Summary Financial Impact: COVID-19 20 Non-GAAP Financial Measures 23

20 Summary Financial Impact: COVID-19 Consolidated Health Care Services Estimated lost resident fee revenue $ 3,100 $ 14,800 $ 15,100 $ 19,600 $ 52,600 $ 23,300 $ 27,700 $ 51,000 $ 103,600 Other operating income $ — $ 16,995 $ 5,892 $ — $ 22,887 $ 2,583 $ 522 $ 3,105 $ 25,992 Facility operating expense $ 403 $ 3,074 $ 2,392 $ 2,343 $ 8,212 $ 1,403 $ 792 $ 2,195 $ 10,407 Consolidated Total Estimated lost resident fee revenue $ 5,800 $ 63,600 $ 91,600 $ 120,100 $ 281,100 $ 117,500 $ 109,500 $ 227,000 $ 508,100 Other operating income $ — $ 26,693 $ 10,765 $ 78,291 $ 115,749 $ 10,735 $ 1,308 $ 12,043 $ 127,792 Facility operating expense $ 10,000 $ 60,594 $ 24,479 $ 30,461 $ 125,534 $ 27,337 $ 9,741 $ 37,078 $ 162,612 ($ in 000s) 1Q 2020 2Q 2020 3Q 2020 4Q 2020 Full Year 2020 1Q 2021 2Q 2021 YTD 2021 COVID-19 Cumulative 2020 and 2021 Independent Living Estimated lost resident fee revenue $ 600 $ 7,200 $ 12,600 $ 18,500 $ 38,900 $ 16,700 $ 17,700 $ 34,400 $ 73,300 Other operating income $ — $ — $ 96 $ 11,727 $ 11,823 $ 1,364 $ 111 $ 1,475 $ 13,298 Facility operating expense $ 1,213 $ 9,573 $ 2,208 $ 3,095 $ 16,089 $ 3,047 $ 1,449 $ 4,496 $ 20,585 Assisted Living and Memory Care Estimated lost resident fee revenue $ 1,600 $ 26,400 $ 49,200 $ 65,400 $ 142,600 $ 62,900 $ 55,300 $ 118,200 $ 260,800 Other operating income $ — $ 152 $ 1,936 $ 60,497 $ 62,585 $ 5,104 $ 629 $ 5,733 $ 68,318 Facility operating expense $ 7,708 $ 38,684 $ 15,493 $ 20,598 $ 82,483 $ 18,902 $ 6,058 $ 24,960 $ 107,443 CCRCs Estimated lost resident fee revenue $ 500 $ 15,200 $ 14,700 $ 16,600 $ 47,000 $ 14,600 $ 8,800 $ 23,400 $ 70,400 Other operating income $ — $ 9,546 $ 2,841 $ 6,067 $ 18,454 $ 1,684 $ 46 $ 1,730 $ 20,184 Facility operating expense $ 676 $ 9,263 $ 4,386 $ 4,425 $ 18,750 $ 3,985 $ 1,442 $ 5,427 $ 24,177 Senior Housing Total Estimated lost resident fee revenue $ 2,700 $ 48,800 $ 76,500 $ 100,500 $ 228,500 $ 94,200 $ 81,800 $ 176,000 $ 404,500 Other operating income $ — $ 9,698 $ 4,873 $ 78,291 $ 92,862 $ 8,152 $ 786 $ 8,938 $ 101,800 Facility operating expense $ 9,597 $ 57,520 $ 22,087 $ 28,118 $ 117,322 $ 25,934 $ 8,949 $ 34,883 $ 152,205 Consolidated Occupancy March 2020 April 2020 May 2020 June 2020 July 2020 August 2020 September 2020 October 2020 November 2020 December 2020 January 2021 February 2021 Weighted average 82.7% 80.4% 78.4% 77.4% 76.4% 75.2% 74.3% 73.8% 72.8% 71.5% 70.0% 69.4 % Month-end 82.2% 80.0% 78.5% 77.8% 76.6% 75.5% 75.0% 74.1% 73.1% 71.5% 70.4% 70.1 % March 2021 April 2021 May 2021 June 2021 July 2021 Weighted average 69.4% 69.9% 70.5% 71.2% 72.0 % Month-end 70.6% 71.1% 71.6% 72.6% 73.3%

21 Summary Financial Impact: COVID-19 Consolidated Certain cash flow impacts on working capital from the CARES Act and other government grants and credits are shown below: 2020 2021 ($ in 000s) 1Q 2Q 3Q 4Q Full Year 2020 1Q 2Q YTD 2021 Cumulative 2020 and 2021 Cash received (recouped) - Medicare advances $ — $ 85,013 $ 2,529 $ — $ 87,542 $ — $ (14,258) $ (14,258) $ 73,284 Deferred payroll taxes — 26,548 23,592 22,534 72,674 — — — 72,674 Cash received - government grants — 34,234 4,364 77,150 115,748 1,700 405 2,105 117,853 Operating cash flow impacts(1) — 145,795 30,485 99,684 275,964 1,700 (13,853) (12,153) 263,811 Less: Other operating income — (26,693) (10,765) (78,291) (115,749) (10,735) (1,308) (12,043) (127,792) Changes in working capital $ — $ 119,102 $ 19,720 $ 21,393 $ 160,215 $ (9,035) $ (15,161) $ (24,196) $ 136,019 Liabilities retained by the Health Care Services venture on July 1, 2021 $ 72,502 Liabilities retained by the Company 73,456 Receivables related to employee retention credit (9,939) $ 136,019 Medicare Accelerated and Advance Payment Program • During the full year 2020, the Company received $87.5 million under the Medicare Accelerated and Advance Payment Program. • During the second quarter of 2021, $14.3 million of the advanced payments were recouped, reducing the Company's net cash provided by operating activities and Adjusted Free Cash Flow with no impact on the Company's revenue or results of operations. • Pursuant to the sale of 80% of the Company's equity in its Health Care Services segment, $63.6 million of such obligations were retained by the unconsolidated Health Care Services venture. • As of June 30, 2021, the outstanding balance of advanced payments related to the Company's CCRCs segment was $9.7 million, of which the Company expects recoupment of approximately $5 million during the second half of 2021 and the remaining amount in 2022 under current legislation. During the first and second quarter of 2021, the Company recognized other operating income of and recorded a receivable for $9.0 million and $0.9 million, respectively, of employee retention credits on wages paid from March 12, 2020 through December 31, 2020, impacting changes to working capital. Deferred Payroll Tax Payments • During the full year 2020, the Company deferred $72.7 million of the employer portion of social security payroll taxes incurred from March  27, 2020 through December 31, 2020. • Pursuant to the sale of 80% of the Company's equity in its Health Care Services segment, $8.9 million of such obligations were retained by the unconsolidated Health Care Services venture. • The Company expects to pay approximately $32 million of the deferred payments in both December 2021 and 2022 under current legislation. The Company's net cash provided by operating activities and Adjusted Free Cash Flow include the impact of temporary liquidity relief provided pursuant to the CARES Act that includes: (1) Impacts included in Adjusted Free Cash Flow

22 Summary Financial Impact: COVID-19 Same Community ($ in 000s) 1Q 2020 2Q 2020 3Q 2020 4Q 2020 Full Year 2020 1Q 2021 2Q 2021 YTD 2021 COVID-19 Cumulative 2020 and 2021 Independent Living Estimated lost resident fee revenue $ 600 $ 6,900 $ 12,500 $ 18,000 $ 38,000 $ 16,500 $ 17,600 $ 34,100 $ 72,100 Other operating income $ — $ — $ 96 $ 11,440 $ 11,536 $ 1,327 $ 110 $ 1,437 $ 12,973 Facility operating expense $ 1,166 $ 9,343 $ 2,150 $ 3,002 $ 15,661 $ 2,928 $ 1,328 $ 4,256 $ 19,917 Assisted Living and Memory Care Estimated lost resident fee revenue $ 1,600 $ 25,900 $ 48,200 $ 64,300 $ 140,000 $ 62,600 $ 55,000 $ 117,600 $ 257,600 Other operating income $ — $ 151 $ 1,937 $ 59,355 $ 61,443 $ 4,967 $ 627 $ 5,594 $ 67,037 Facility operating expense $ 7,482 $ 37,736 $ 15,468 $ 20,368 $ 81,054 $ 18,789 $ 6,013 $ 24,802 $ 105,856 CCRCs Estimated lost resident fee revenue $ 400 $ 11,400 $ 12,200 $ 14,600 $ 38,600 $ 12,100 $ 7,800 $ 19,900 $ 58,500 Other operating income $ — $ 6,893 $ 1,823 $ 4,164 $ 12,880 $ 1,260 $ 32 $ 1,292 $ 14,172 Facility operating expense $ 439 $ 6,299 $ 3,169 $ 3,128 $ 13,035 $ 3,440 $ 1,114 $ 4,554 $ 17,589 Total Same Community Estimated lost resident fee revenue $ 2,600 $ 44,200 $ 72,900 $ 96,900 $ 216,600 $ 91,200 $ 80,400 $ 171,600 $ 388,200 Other operating income $ — $ 7,044 $ 3,856 $ 74,959 $ 85,859 $ 7,554 $ 769 $ 8,323 $ 94,182 Facility operating expense $ 9,087 $ 53,378 $ 20,787 $ 26,498 $ 109,750 $ 25,157 $ 8,455 $ 33,612 $ 143,362

23 Non-GAAP Financial Measures This Supplemental Information contains the financial measures Adjusted EBITDA, Adjusted EBITDAR, Adjusted EBITDA after cash financing lease payments, Adjusted Free Cash Flow, Net Debt, and Adjusted Net Debt (each as defined in the “Definitions” section), which are not calculated in accordance with U.S. GAAP ("GAAP"). Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, short-term debt, long-term debt less current portion, or current portion of long-term debt. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the reconciliations set forth in this Appendix of these non-GAAP financial measures from the most comparable financial measures determined in accordance with GAAP and to review the information under “Reconciliations of Non-GAAP Financial Measures” in the Company’s earnings release dated August 5, 2021 for additional information regarding the Company’s use and the limitations of such non-GAAP financial measures.

24 2020 2021 ($ in 000s) 1Q 2Q 3Q 4Q Full Year 1Q 2Q Net income (loss) $ 369,497 $ (118,420) $ (124,993) $ (44,139) $ 81,945 $ (108,303) $ (83,604) Provision (benefit) for income taxes (15,828) 8,504 14,884 (2,208) 5,352 752 (792) Equity in (earnings) loss of unconsolidated ventures 1,008 (438) 293 1,244 2,107 531 (13,946) Loss (gain) on debt modification and extinguishment, net (19,181) 157 7,917 211 (10,896) — — Loss (gain) on sale of assets, net (372,839) 1,029 (2,209) (513) (374,532) (1,112) 79 Other non-operating (income) loss (2,662) (988) (948) (1,050) (5,648) (1,644) (2,948) Interest expense 56,360 52,422 50,546 49,451 208,779 48,607 49,057 Interest income (1,455) (2,243) (607) (494) (4,799) (421) (341) Income (loss) from operations 14,900 (59,977) (55,117) 2,502 (97,692) (61,590) (52,495) Depreciation and amortization 90,738 93,154 87,821 87,513 359,226 83,891 83,591 Asset impairment 78,226 10,290 8,213 10,579 107,308 10,677 2,078 Loss (gain) on facility lease termination and modification, net — — — (2,303) (2,303) — — Operating lease expense adjustment (6,733) (8,221) (117,322) (4,000) (136,276) (4,664) (5,326) Non-cash stock-based compensation expense 5,957 6,119 6,136 2,535 20,747 4,783 4,527 Transaction and Organizational Restructuring Costs 1,981 3,368 6,250 1,778 13,377 1,884 689 Adjusted EBITDA(1) $ 185,069 $ 44,733 $ (64,019) $ 98,604 $ 264,387 $ 34,981 $ 33,064 PEAK management termination fee (100,000) — — — (100,000) — — VTR one-time cash lease payment — — 119,180 — 119,180 — — Adjusted EBITDA, excluding PEAK management termination fee and VTR one-time cash lease payment $ 85,069 $ 44,733 $ 55,161 $ 98,604 $ 283,567 $ 34,981 $ 33,064 Adjusted EBITDA Reconciliation Non-GAAP Financial Measures (continued) (1) Adjusted EBITDA for the first quarter and full year of 2020 includes the $100.0 million benefit for the management agreement termination fee payment received from Healthpeak in connection with the sale of Brookdale’s ownership interest in the CCRC Venture. Adjusted EBITDA for the second quarter, third quarter, fourth quarter, and full year of 2020, and first and second quarters of 2021 includes $26.7 million, $10.8 million, $78.3 million, $115.7 million, $10.7 million, and $1.3 million of government grants and credits recognized in other operating income during the respective period. Adjusted EBITDA for the third quarter and full year of 2020 includes the $119.2 million one-time cash lease payment.

25 Adjusted EBITDAR; Adjusted EBITDA; and Adjusted EBITDA after Cash Financing Lease Payments Reconciliations Trailing Twelve Months Ended June 30, 2021($ in 000s) Net income (loss) $ (361,039) Provision (benefit) for income taxes 12,636 Equity in (earnings) loss of unconsolidated ventures (11,878) Loss (gain) on debt modification and extinguishment, net 8,128 Loss (gain) on sale of assets, net (3,755) Other non-operating (income) loss (6,590) Interest expense 197,661 Interest income (1,863) Income (loss) from operations (166,700) Depreciation and amortization 342,816 Asset impairment 31,547 Loss (gain) on facility lease termination and modification, net (2,303) Facility operating lease expense 185,455 Non-cash stock-based compensation expense 17,981 Transaction and Organizational Restructuring Costs 10,601 Adjusted EBITDAR $ 419,397 Facility operating lease expense (185,455) Operating lease expense adjustment (131,312) Adjusted EBITDA(1) $ 102,630 Interest expense: financing lease obligations (46,235) Payment of financing lease obligations (18,757) Adjusted EBITDA after cash financing lease payments(1) $ 37,638 Non-GAAP Financial Measures (continued) (1) Includes the $119.2 million one-time cash lease payment.

26 Net Debt and Adjusted Net Debt Reconciliations ($ in 000s) As of June 30, 2021 Long-term debt (including current portion) $ 3,873,773 Cash and cash equivalents (280,675) Marketable securities (99,977) Cash held as collateral against existing debt (18,652) Net Debt 3,474,469 Operating and financing lease obligations 1,462,415 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR (30,934) Adjusted Net Debt $ 4,905,950 Operating and financing lease obligations $ 1,462,415 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR (30,934) Operating and financing lease obligations related to corporate office and information technology leases (16,649) Operating and financing lease obligations for Senior Housing Leased Portfolio $ 1,414,832 Non-GAAP Financial Measures (continued)

27 2020 2021 ($ in 000s) 1Q 2Q 3Q 4Q Full Year 1Q 2Q Net cash provided by (used in) operating activities $ 57,479 $ 151,840 $ (77,169) $ 73,499 $ 205,649 $ (23,857) $ 3,410 Net cash provided by (used in) investing activities (247,927) (47,483) (48,554) (81,147) (425,111) (3,806) 1,561 Net cash provided by (used in) financing activities 347,250 (40,726) 96,668 (20,279) 382,913 (35,562) (20,992) Net increase (decrease) in cash, cash equivalents and restricted cash $ 156,802 $ 63,631 $ (29,055) $ (27,927) $ 163,451 $ (63,225) $ (16,021) Net cash provided by (used in) operating activities $ 57,479 $ 151,840 $ (77,169) $ 73,499 $ 205,649 $ (23,857) $ 3,410 Distributions from unconsolidated ventures from cumulative share of net earnings — — (766) — (766) — (5,355) Changes in prepaid insurance premiums financed with notes payable 17,434 (5,770) (5,841) (5,823) — 12,985 (4,200) Changes in liabilities for lessor capital expenditure reimbursements under operating leases (4,088) (6,421) (3,131) (8,602) (22,242) (7,563) (7,943) Non-development capital expenditures, net (60,556) (21,521) (22,872) (34,643) (139,592) (27,450) (35,795) Payment of financing lease obligations (5,087) (4,677) (4,548) (4,556) (18,868) (4,789) (4,864) Adjusted Free Cash Flow (1) $ 5,182 $ 113,451 $ (114,327) $ 19,875 $ 24,181 $ (50,674) $ (54,747) Adjusted Free Cash Flow Reconciliation Non-GAAP Financial Measures (continued) Brookdale Senior Living Inc. 111 Westwood Place Brentwood, TN 37027 (615) 221-2250 www.brookdale.com (1) The first quarter of 2020 includes the $100.0 million benefit for the management agreement termination fee payment received from Healthpeak in connection with the sale of Brookdale’s ownership interest in the CCRC Venture. The second quarter of 2020 includes $85.0 million of advanced Medicare payments received, $34.2 million of Provider Relief Funds and other government grants accepted, and $26.5 million of the employer portion of payroll taxes deferred. The third quarter of 2020 includes the one-time cash lease payment of $119.2 million, $2.5 million of advanced Medicare payments received, $4.4 million of Provider Relief Funds and other government grants accepted, and $23.6 million of employer portion of payroll taxes deferred The fourth quarter of 2020 includes $77.2 million of Provider Relief Funds and other government grants accepted and $22.6 million of the employer portion of payroll taxes deferred. The first quarter of 2021 includes $1.7 million of Provider Relief Funds and other government grants accepted. The second quarter of 2021 includes the recoupment of $14.3 million of advanced Medicare payments and $0.4 million of other government grants accepted.